Exhibit 99.1

JEFFREY & COMPANY

CERTIFIED PUBLIC ACCOUNTANTS

61 BERDAN AVENUE

WAYNE, NEW JERSEY 07470

LICENSED TO PRACTICE

TEL:  973-628-0022

    IN NEW YORK AND NEW JERSEY

FAX:  973-696-9002

MEMBER OF AICPA

E-MAIL:  rgjcpa@optonline.net

    PRIVATE COMPANIES PRACTICE SECTION

MEMBER CENTER FOR AUDIT QUALITY

REGISTERED PUBLIC ACCOUNTING FIRM WITH

    PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD

Report of Independent Registered Public Accounting Firm

Board of Directors
Beijing Tsingda Century Investment Consultant of Education Co., Ltd.

We have audited the accompanying consolidated balance sheets of Beijing Tsingda Century Investment Consultant of Education Co., Ltd. as of December 31, 2009 and 2008, and the related consolidated statements of income, changes in stockholders' equity, and statements of cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted the audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial positions of Beijing Tsingda Century Investment Consultant of Education Co., Ltd. as of December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for the years ended December 31, 2009 and 2008 in conformity with U. S. generally accepted accounting principles.

/s/ Robert G. Jeffrey

JEFFREY & COMPANY
July 30, 2010
Wayne, New Jersey

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2009 AND 2008

ASSETS	2009	2008
Current Assets
Cash	$457,219	$2,314,262
Short term investments	555,783	303,463
Accounts receivable, net of provision for doubtful
accounts of $301,001	4,228,510	2,242,170
Advances to suppliers	3,880,307	530,876
Other accounts receivable	1,836,830	296,965
Stockholder advances	476,220	2,294,041
Prepaid expense	39,453	108,643
Inventory	40,558	40,443
Deferred tax assets	155,690	233,246

Total current assets	11,670,570	8,364,109

FIXED ASSETS
Furniture and equipment	3,084,147	487,031
Accumulated depreciation	366,213	77,370
Net furniture and equipment	2,717,934	409,661

Intangible assets	4,059,639	1,524,777
Accumulated amortization	1,205,873	450,660
Net intangible assets	2,853,766	1,074,117
Total fixed assets	5,571,700	1,483,778
OTHER ASSETS
Long term prepaid expense	-	166,065

Total Assets	$17,242,270	$10,013,952

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current Liabilities
Short term loan	$-	$131,306
Accounts payable	24,133	9,294
Advances from customers	270,229	74,230
Accrued expenses	175,528	115,187
Other accounts payable	265,103	13,064
Taxes payable	1,946,542	605,090
Deferred revenue	1,037,932	1,554,975

Total current liabilities	3,719,467	2,503,146

Stockholders’ Equity
Paid in Capital	4,421,156	4,421,156
Retained earnings	7,531,177	2,386,884
Earnings appropriated for statutory reserves	1,329,032	421,215
Accumulated other comprehensive income (loss)	241,438	281,551

Total stockholders’ equity	13,522,803	7,510,806

Total Liabilities and Stockholders’ Equity	$17,242,270	$10,013,952

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

CONSOLIDATED STATEMENTS OF INCOME

For the Years Ended December 31, 2009 and 2008

	2009	2008
Revenue	$14,650,863	$7,301,733

Expenses
Selling	3,875,405	1,511,838
General and administrative	3,716,663	1,753,357
	7,592,068	3,265,195

Operating Income	7,058,795	4,036,538

Other Income (Expenses)
Other income	80,973	1,064
Other expenses	(19,638)	(1,956)
Financial expense	-	(34,439)
Total other income (expense)	61,335	(35,331)

Income Before Income Taxes	7,120,130	4,001,207

Provision for Income Taxes:
Current	989,925	1,090,448
Deferred	78,095	62,938
Total income taxes	1,068,020	1,153,386

Net Income	6,052,110	2,847,821

Other Comprehensive Income (Loss)	(40,113)	265,587
Total Comprehensive Income	$6,011,997	$3,113,408

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

For the Years Ended December 31, 2009 and 2008

					Earnings		Accumulated
					Appropriated		Other
	Capital Stock		Paid in	Retained	For Statutory		Comprehensive
	Shares	Amount	Capital	Earnings	Reserves		Income		Total
Balance, December 31, 2007	-	$255,836	$-	$(39,722)	$-	$	$ 15,964	$	$ 232,078

Additional capital contributions	-	4,165,320	-	-	-		-		4,165,320

Net income for the year	-	-	-	2,847,821	-		265,587		3,113,408

Earnings appropriated for
statutory reserves	-	-	-	(421,215)	421,215		-		-

Balance, December 31, 2008	-	4,421,156	-	2,386,884	421,215		281,551		7,510,806

Net income for the year	-	-	-	6,052,110	-		(40,113)		6,011,997

Earnings appropriated for
statutory reserves	-	-	-	(907,817)	907,817		-		-

Balance, December 31, 2009	-	$4,421,156	$-	$7,531,177	$1,329,032		$241,438		$13,522,803

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,052,110	$2,847,821
Adjustments to reconcile net income to net cash provided by
operating activities:
Charges not requiring the outlay of cash:
Depreciation and amortization	1,042,182	453,655
Decrease (increase) in deferred revenue	(520,630)	360,636
Increases in deferred income taxes	78,094	62,938
Changes in assets and liabilities:
Increases in accounts receivable	(1,979,699)	(1,704,753)
Increases in other receivables	(1,538,299)	(1,218,795)
Decrease in stockholder advances	1,822,543	-
Decrease (increase) in advances to suppliers	(3,407,580)	115,610
Increases in inventory	(14)	(38,041)
Decrease (increase) in prepaid expense	69,423	(106,957)
Increase (decrease) in accounts payable	14,808	(237,178)
Increases in wages payable	60,022	37,764
Increase (decrease) in taxes payable	1,339,219	(280,418)
Increase (decrease) in other payables	251,870	(1,280,521)
Increase (decrease) in customer advances	195,708	(2,542,168)
Decrease (increase) in long term prepaid expense	166,389	(163,488)
Increases in short term investments	(251,430)	(298,754)

Net Cash Consumed By Operating Activities	3,394,716	(3,992,649)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets	(2,594,509)	(329,705)
Additions of intangible assets	(2,529,710)	(1,049,094)

Net Cash Consumed By Investing Activities	(5,124,219)	(1,378,799)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	-	4,308,951
Repayments of short term loans	(131,562)	(1,307,049)

Net Cash Provided By Financing Activities	(131,562)	3,001,902

Affect on cash of foreign exchange rate changes	4,022	259,509

Net change in cash	(1,857,043)	(2,110,037)

Cash Balance, Beginning of Period	2,314,262	4,424,299

Cash Balance, End of Period	$457,219	$2,314,262

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ORGANIZATION and BUSINESS

Organization of Company

The Company was incorporated in the Peoples’ Republic of China (PRC), on October 23, 2003.  Its wholly owned subsidiary, Beijing Tsingda Century Network Technology Co. Ltd. (Network), was incorporated in the PRC on February 14, 2004.  These two companies conduct similar operations in the PRC.  Company operations are headquartered in the city of Beijing. These operations focus on providing education services for students ranging from six to eighteen years of age.  The Company operates what management believes is the largest chain of online and offline education centers in the PRC.

Risks and Uncertainties

The Company operates under the authority of a business license which was granted in 2003 and expires in 2023. Renewal of the license will depend on the result of government inspections which are made to ensure environmental laws are not breached.

The officers of the Company control through direct ownership most of the equity interests of the Company. As a result, insiders will be able to control the outcome of all matters requiring approval of equity owners and will be able to elect all of the Company directors.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Consolidated Statements

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Network. All intercompany transactions and balances have been eliminated in consolidation.

Cash

For purposes of the statements of cash flows, the Company considers all short term debt securities purchased with a maturity of three months or less to be cash equivalents.

Concentrations Of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist of cash, short term investments, accounts receivable and advances to suppliers. However, all Company assets are located in the PRC and Company cash balances are on deposit at financial institutions in the PRC, the currency of which is not free trading. Foreign exchange transactions are required to be conducted through institutions authorized by the Chinese government and there is no guaranty that Chinese currency can be converted to U.S. or other currencies.

Recognition Of Revenue

Revenue is realized through sales to franchisees and other agents of rights to conduct online and offline education services.  Access to these services is obtained through the use of “cards”.  These cards are also sold to individual consumers.   The cards are used in a manner similar to the use of prepaid cards.

Revenue is recognized as education services are consumed.  Management is able to track the use of these services through its computer monitoring systems.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, which include cash, short term investments, accounts receivable and other receivables, advances to suppliers, accounts payable, accrued liabilities, and other liabilities, approximate their fair values at December 31, 2009.

Fixed Assets

Fixed assets are recorded at cost. Depreciation and amortization is computed using the straight line method, with lives of five years for computers and related equipment and furniture, and eight to ten years for automobiles.  Intangibles are the cost of computerized video lessons delivered both online and offline; this cost is amortized by the straight line method using lives of three years.

Taxes

The Company generates its income in China where Value Added Tax, Business Tax, Income Tax, City Construction and Development Tax, and Education Surcharge taxes are applicable. The Company does not conduct any operations in the U.S.; therefore, U.S. taxes are not applicable.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Use Of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimated.

Common Stock

Common stock of the Company will occasionally be issued in return for services. Values will be assigned to these issuances equal to the market value of the common stock at the applicable measurement dates.  A Measurement Date is defined under pronouncements of the Financial Accounting Standards Board (FASB) which state the criteria to be used for the valuation of stock issued for goods and services.

Stock Options

Stock options, if issued, will be valued at fair value on the dates of issuance using a Black Scholes valuation model, in accordance with pronouncements of the FASB.

Recently Adopted Accounting Pronouncements

Management believes that none of the recently adopted accounting pronouncements will have a material affect on the Company financial position, results of operations, or cash flows.

Other Comprehensive Income

The Company reports as other comprehensive income revenues, expenses, and gains and losses that are not included in the determination of net income. Resultant gains and losses during the years 2009 and 2008 are all the result of translations of Chinese currency amounts to U.S. dollars.

Foreign Currency Translation

All Company assets are located in China. These assets and related liabilities are recorded on the books of the Company in the currency of China (Renminbi), which is the functional currency. They are translated into US dollars as follows:

(a) Assets and liabilities, at the rates of exchange in effect at balance sheet dates;

(b) Equity accounts, at the exchange rates prevailing at the times of the transactions that established the equity accounts; and

(c) Revenues and expenses, at the average rate of exchange for the year.

Gains and losses arising from this translation of foreign currency are included in other comprehensive income.

Product Warranties

Refunds to students who withdraw from courses are rarely made and are made only at the discretion of the Company. For this reason and, since revenue is recognized only as services are provided, no provision is needed for possible withdrawals.

Net Income Per Share

As is traditional in the PRC, the Company has not issued stock certificates to equity owners.  An equity owner’s proportionate ownership share of the Company depends on the portion of equity capital contributed and is determined each year by a CPA licensed in the PRC.  Therefore, earnings per share has not been calculated.

Advertising Cost

The Company expenses advertising costs when an advertisement occurs. Amounts expensed were $2,068,405 during 2009 and $400,009 during 2008.

Segment Reporting

Management treats the operations of the Company as one segment.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2009

3.  PAID IN CAPITAL

The Company began operations in October 2003 with a capital contribution of $64,000.  Its wholly owned subsidiary began operations in February 2004 with a capital contribution of $128,000.  During 2007, the shareholders of Network, most of whom were also shareholders of the Company, contributed their equity interests in Network to the Company.  During 2008, additional cash capital contributions totaling $4,165,000 were made to the Company.

4. STATUTORY RESERVE

As required by the Chinese law that governs accounting, the Company allocates 10% of its after tax profits, as determined from year to year, if any, to a Statutory Reserve Fund and 5% to a Statutory Public Welfare Fund, as determined from year to year. These funds are allocated appropriately until reserves reach 50% of Paid in Capital.

5. RELATED PARTY TRANSACTIONS

Advances were made during 2008 and 2009 to the chief executive officer of the Company and to its executive vice president, both of whom are significant Company shareholders.  The outstanding balance of such advances was $1,996,821 and $186,747 respectively at December 31, 2008.  Additional advances of $299,734 and $6,584 were made during 2009 and repayments of $1,836,257 and $177,864 were received, leaving balances of $460,716 and $15,468 at December 31, 2009.

6. RENTALS UNDER OPERATING LEASES

The Company conducts its operations from its principal business office in Beijing, and from a rental facility that is operated as a learning center.  Leases for these two facilities expire more than one year after December 31, 2009. Future rent for these leases is presented below:

2010	$480,491
2011	80,082

7. BANK LOAN

The Company had a short term bank loan during 2008 which was fully paid in 2009.  Interest on this loan was at the rate of 6.5%.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2009

8. INCOME TAXES

The Company is required to file income tax returns in the PRC, for itself and its subsidiary.

The Company has been granted status as a New High-Tech Enterprise by the Beijing Science and Technology Commission.  One of the benefits of this status is a three year reduction in the rate of income tax paid by the Company.  This reduced rate will be 15% for the years 2009-2011.

The Company has one class of transactions that causes the recognition of a significant deferred tax benefit: The Company recognizes revenue only as it is earned; for income tax purposes, however, revenue is recognized as it is collected, resulting in the accrual of taxes before the income is recognized on the financial statements. Under pronouncements of the FASB, deferred tax assets may be recognized unless it is more likely than not that the tax benefit will not be realized. The Company recorded deferred tax assets in 2009 and 2008 of $155,690 and $233,246, respectively.

A reconciliation of the taxes calculated by applying the Chinese statutory rate to pre tax income with the provisions for income taxes is presented below.

	2009	2008
Taxes calculated using statutory rates	$1,068,020	$1,000,302

Impact of change in tax rate
on revenue deferred to 2009	-	153,084
Provisions for income tax	$1,068,020	$1,153,386

9. EXPENSES

Major items included in Selling & Administrative expenses were the following:

	2009	2008
Rent	$382,988	$331,318
Advertising	2,068,405	400,009
Office expense	169,603	258,094
Salaries and benefits	1,145,801	742,756
Meetings and conferences	566,594	22,753
Depreciation and amortization	1,043,602	399,795

10. SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION

Cash of $2,956 and $42,916 was paid for interest during 2009 and 2008, respectively.

Cash was paid for income taxes during these years in the amounts of $806,391 and $803,186, respectively.

There was no non cash financing or investing activity during either 2009 or 2008.

11. CONTINGENCIES

Consistent with business practices in China, the Company carries no insurance except for auto insurance.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO. LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2009

12.  SUBSEQUENT EVENTS

In May 2009, the FASB issued a pronouncement which established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.  The Company included the requirements of this guidance in the preparation of the accompanying consolidated financial statements, and concluded its review on the date of issuance of these financial statements.

On April 26, 2010, the Company entered into a series of contractual agreements with Beijing Tsingda Century Management Consulting Ltd. (“Tsingda Management”), a company incorporated in the Peoples Republic of China (“PRC”).  These agreements allowed Tsingda Management to obtain control of the management and cash flows of the Company.

Tsindga Management is wholly owned by Tsing Da Century Investment Technology Co Ltd. (“Tsing Da”), a company incorporated in the British Virgin Islands.

On May 24, 2010, a share exchange agreement was reached between Tsing Da, Compass Acquisition Corporation (“Compass”), a Cayman Islands company, and all of the shareholders of Tsing Da (“Tsing Da Shareholders”).  Under the share exchange agreement, Compass acquired 100% of the outstanding equity interests of Tsing Da, and in return a majority of its equity shares were delivered to the Tsing Da Shareholders. Compass is a company registered with the Securities and Exchange Commission,

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD

CONSOLIDATED BALANCE SHEETS

	March 31, 2010	December 31, 2009
	(unaudited)	(audited)
ASSETS
Current assets
Cash	$426,712	$457,219
Short term investments	555,874	555,783
Accounts receivable, net of provision for doubtful accounts of $301,050	4,915,674	4,228,510
Advances to suppliers	4,833,605	3,880,307
Other accounts receivable	3,112,793	1,836,830
Stockholder advances	104,198	476,220
Prepaid expense	-	39,453
Inventory	40,564	40,558
Deferred tax assets	102,495	155,690

Total current assets	14,091,915	11,670,570

Fixed Assets
Furniture and equipment	3,084,643	3,084,147
Accumulated depreciation	513,112	366,213
Net furniture and equipment	2,571,531	2,717,934

Intangible assets	4,082,854	4,059,639
Accumulated amortization	1,597,021	1,205,873
Net intangible assets	2,485,833	2,853,766
Total fixed assets	5,057,364	5,571,700
Other assets
Long term prepaid expense	28,185	-

Total Assets	$19,177,464	$17,242,270

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities
Accounts payable	$11,973	$24,133
Advances from customers	284,568	270,229
Accrued expenses	209,751	175,528
Other accounts payable	144,447	265,103
Taxes payable	2,420,383	1,946,542
Deferred revenue	683,299	1,037,932

Total current liabilities	3,754,421	3,719,467

Shareholders' Equity
Paid in capital	4,421,156	4,421.156
Retained earnings	9,144,556	7,531,177
Earnings appropriated for statutory reserves	1,613,746	1,329,032
Accumulated other comprehensive income	243,585	241,438

Total shareholders’ equity	15,423,043	13,522,803

Total Liabilities and Shareholders’ Equity	$19,177,464	$17,242,270

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTH PERIODS  ENDED MARCH  31, 2010 AND 2009

(Unaudited)

	March 31, 2010	March 31, 2009

Revenue	$3,851,061	$3,453,353

Expenses
Selling	594.018	1,565,395
General and administrative	1,023,108	972,196
	1,617,126	2,537,591

Operating Income	2,233,935	915,762

Other Income (Expenses)
Other income	-	1,412
Interest expense	(885)	-
Total other income (expense)	(885)	1,412

Income Before Income Taxes	2,233,050	917,174

Provision for Income Taxes	334,958	143,104
Net Income	1,898,093	774,070

Other Comprehensive Income	2,147	94,527
Total Comprehensive Income	$1,900,240	$868,597

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTH PERIODS ENDED MARCH 31, 2010 AND 2009

(Unaudited)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,896,863	$774,076
Adjustments to reconcile net income to net cash provided by
operating activities:
Charges and credits not requiring the use of cash:
Depreciation and amortization	537,799	322,810
Decreases in deferred revenue	(354,802)	(130,049)
Increases in deferred tax expense	53,220	19,508
Changes in assets and liabilities:
Increases in accounts receivable	(765,011)	(562,544)
Increases in other receivables	(957401))	(458,910)
Increase in inventory	(379)
Decrease in stockholder advances
Increases in advances to suppliers	(952,684)	(1,075,571)
Increase (decrease ) in stockholder advances
Decreases in prepaid expense	11,274	108,764
Decreases in accounts payable	(12,164)	(8,869)
Increases in accrued expenses	34,196	19,574
Increases in taxes payable	351,281	69,241
(Decrease) increase in other payables	(120,699)	15,539
Increases in customer advances	14,296	53,902
Decrease in long term prepaid expense	-	23,013
Decrease in short term investments	-	303,801

Net Cash Consumed By Operating Activities	(264,217)	(525,715)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of fixed assets	-	(292,686)
Disposals of intangible assets	110,589	-
Additions to intangible assets	-	(661,607)

Net Cash Consumed By Investing Activities	110,589	(954,293)

CASH FLOWS FROM FINANCING ACTIVITIES	-	-

Affect on cash of foreign exchange rate changes	123,121	(452)

Net change in cash	(30,507)	(1,480,460)

Cash Balance, Beginning of Period	457,219	2,314,261

Cash Balance, End of Period	$426,712	$833,801

The accompanying notes are an integral part of these financial statements.

BEIJING TSINGDA CENTURY INVESTMENT CONSULTANT OF EDUCATION CO., LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2010

(Unaudited)

1.  BASIS OF PRESENTATION

The unaudited interim financial statements of Beijing Tsingda Century Investment Consultant of Education Co., Ltd. (“the Company”) as of March 31, 2010 and for the three month periods ended March 31, 2010 and 2009 have been prepared in accordance with U.S. generally accepted accounting principles.  In the opinion of management, such information contains all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of such periods.  The results of operations for the three month period ended March 31, 2010 are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2010.

Certain information and disclosures normally included in the notes to financial statements have been condensed or omitted as permitted by the rules and regulations of the Securities and Exchange Commission, although the Company believes the disclosure is adequate to make the information presented not misleading.  The accompanying unaudited financial statements should be read in conjunction with the financial statements of the Company for the year ended December 31, 2009.